                                                                    Exhibit 10.5

                             PARENT VOTING AGREEMENT

                  AGREEMENT, dated as of June 9, 2002 (this "Agreement"), by and among Reuters Limited, Reuters C Corp and Reuters Holdings Switzerland SA (each, including Reuters Limited, a "Stockholder"), Island Holding Company, Inc. (the "Company"), and Instinet Group Incorporated ("Parent").

                  WHEREAS, simultaneously with the execution of this Agreement, Parent, Instinet Merger Corporation, a Delaware corporation ("Merger Sub"), and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement") providing, among other things, for the merger of Merger Sub with the Company (the "Merger");

                  WHEREAS, as of the date hereof, Reuters C Corp and Reuters Holdings Switzerland SA are direct or indirect wholly-owned subsidiaries of Reuters Limited and are the Beneficial Owners (as defined below) of, and have the sole right to vote and dispose of 166,430,360 and 40,469,640 shares, respectively, of common stock, $0.01 par value per share, of Parent (the "Parent Common Stock") (such shares, together with any additional Securities hereafter acquired by the Stockholders or their controlled Affiliates, the "Subject Shares"); and

                  WHEREAS, as a condition to the Company's entering into the Merger Agreement, the Company has required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement.

                  NOW, THEREFORE, to induce the Company to enter into the Merger Agreement and in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                  1. Certain Definitions. Capitalized terms used but not defined in this Agreement are used in this Agreement with the meanings given to such terms in the Merger Agreement. In addition, for purposes of this Agreement:

                  "Affiliate" means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this Agreement, with respect to the Stockholders, "Affiliate" shall not include Parent and the Persons that directly, or indirectly through one or more intermediaries, are controlled by Parent.

                  "Beneficially Owned" or "Beneficial Ownership" with respect to any securities means having beneficial ownership of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act, disregarding the phrase "within 60 days" in paragraph (d)(1)(i) thereof), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all Affiliates of such Person and all other Persons with whom such Person would constitute a "Group" within the meaning of Section 13(d) of the Exchange Act and the rules promulgated thereunder.

                  "Beneficial Owner" with respect to any securities means a Person that has Beneficial Ownership of such securities.

                  "Derivative Transaction" means any transaction involving a security linked to Parent Common Stock, including any equity swap, put, put equivalent, collar, sale of exchangeable security or similar transaction.

                  "DGCL" means the Delaware General Corporation Law, as amended from time to time.

                  "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

                  "Reuters Parent" means the ultimate parent entity, from time to time, of Reuters Limited, which is currently Reuters Group PLC.

                  "Transfer" means, with respect to a security, the sale, transfer, pledge, hypothecation, encumbrance, assignment or disposition of such security or the Beneficial Ownership thereof, whether directly or indirectly (pursuant to any transaction involving a security linked to such security, including any equity swap, put, put equivalent, collar, sale of exchangeable security or similar transaction, the creation of a derivative security or otherwise), the offer to make such a sale, transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, "Transfer" shall have a correlative meaning.

                  2. Stockholder Vote. Each Stockholder agrees, severally and not jointly, that unless this Agreement has been terminated in accordance with its terms, (a) at such time as Parent conducts a meeting of or otherwise seeks a vote or consent of its stockholders for the purpose of approving the Parent Share Issuance and/or the Parent Charter Amendment it will vote or provide a consent with respect to and will cause its controlled Affiliates to vote or provide a consent with respect to, as the case may be, all Subject Shares then Beneficially Owned by such Stockholder or its controlled Affiliates in favor of the Parent Share Issuance and/or the Parent Charter Amendment (as applicable) and (b) it will vote its Subject Shares against, and it will not consent to, and will cause its controlled Affiliates to vote against and not to consent to, any Prohibited Transaction. Without limiting the foregoing, it is understood that the obligations under this Section 2 shall remain applicable in respect of each meeting of stockholders of Parent duly called (or solicitation of consents) for the purpose of approving the Parent Share Issuance and/or the Parent Charter Amendment and/or any Prohibited Transaction regardless of the position of Parent's board of directors as to the Parent Share Issuance and/or the Parent Charter Amendment at the time of such meeting or solicitation.

                  3. Grant of Irrevocable Proxy; Registration Rights. (a) Until this Agreement is terminated, each Stockholder hereby irrevocably appoints the Company, its officers, agents and nominees, with full power of substitution, as proxy for and attorney in fact of the Stockholder to act with respect to and vote the Subject Shares Beneficially Owned by the Stockholder for and in the name, place and stead of the Stockholder at any annual, special or other meeting of the holders of shares of Parent capital stock and at any adjournment or postponement thereof or pursuant to any written consent in lieu of a meeting, to the fullest extent that the Subject Shares are entitled to be voted in accordance with Section 2; provided that the Company, its officers, agents or nominees may exercise this irrevocable proxy only if such Stockholder fails to comply with the terms of Section 2. Each Stockholder will cause its controlled Affiliates to grant such an irrevocable proxy with respect to each Subject Share now Beneficially Owned or hereafter acquired by such controlled Affiliates. In all other matters, the Subject Shares shall be voted by and in the manner determined by the Stockholder upon at least 3 business days' prior written notice to the Company. Each Stockholder hereby represents that it has not heretofore granted any irrevocable proxy with respect to the Subject Shares and hereby revokes any and all proxies which may heretofore have been granted by such Stockholder with respect to the Subject Shares.

                  (b) Each Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 3 is given in connection with and as an inducement for the execution by the Company of the Merger Agreement and to secure the performance of the duties of the Stockholder under this Agreement. Each Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may not be revoked. Each Stockholder hereby ratifies and confirms all that such proxy may lawfully do or cause to be done by virtue hereof in accordance with the provisions hereof. This proxy is executed and intended to be irrevocable in accordance with the provisions of the DGCL.

                  (c) Each Stockholder agrees to take all requisite action in its power so that as promptly as practicable after the date hereof, and in any event no later than the expiration of Parent's October 1, 2001 Registration Rights Agreement, a registration rights agreement will be entered into among the Stockholders, Parent and certain other Persons on the terms and conditions described in Exhibit J to the Merger Agreement and in the manner contemplated by
Section 4.17 of the Merger Agreement.

                  4. Additional Covenants of the Stockholders. Each Stockholder hereby covenants and agrees with the Company that, until this Agreement terminates:

                  (a) Except as contemplated by the terms of this Agreement, such Stockholder shall not, and shall cause its controlled Affiliates not to (i) without the prior written consent of the Company, Transfer or consent to Transfer any or all of the Subject Shares, other than (x) to a wholly-owned subsidiary of Reuters Parent, provided that such subsidiary agrees in writing to be bound by the terms of this Agreement as a Stockholder and executes a Joinder Agreement to the Stockholders Agreement in which it agrees to be treated as a Reuters Party thereunder or (y) any pledge of any Subject Shares in connection with bona fide debt financings (other than Derivative Transactions) with a financial institution, provided that, in each case, the interest of any such financial institution in such shares shall be subject to all of the restrictions set forth in this Agreement, (ii) reduce such Stockholder's risk (economic or otherwise) relative to the Subject Shares (including pursuant to any transaction involving a security linked to Parent Common Stock, including any equity swap, put, put equivalent, collar, sale of exchangeable security or similar transaction, the creation of a derivative security or otherwise), (iii) grant any proxy or power-of-attorney with respect to any such Subject Shares other than pursuant to this Agreement or (iv) take any action that would have the effect of preventing, impeding, interfering with or adversely affecting its ability to perform its obligations under this Agreement.

                  (b) In the event of a stock dividend or distribution, or any change in the capital stock of Parent by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like (excluding the Merger), the term "Subject Shares" shall be deemed to refer to and include the Subject Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged or which are received in such transaction.

                  (c) In his, her or its capacity as a stockholder of Parent, such Stockholder shall not, nor shall such Stockholder permit any controlled Affiliate of such Stockholder to, nor shall such Stockholder act in concert with or permit any controlled Affiliate to act in concert with any Person to make, or in any manner participate in, directly or indirectly, a "solicitation" of

"proxies" (as such terms are used in the rules of the Securities and Exchange Commission) or powers of attorney or similar rights to vote, or seek to advise or influence any Person with respect to the voting of any Securities in connection with any vote or other action on any matter in a manner inconsistent with recommending that stockholders of Parent vote (x) in favor of the Parent Share Issuance and/or the Parent Charter Amendment (as applicable) and otherwise as expressly provided by this Agreement or (y) against a Prohibited Transaction.

                  (d) Such Stockholder shall not, nor shall such Stockholder permit any controlled Affiliate of such Stockholder, nor shall such Stockholder act in concert with or permit any controlled Affiliate to act in concert with any Person to, deposit any Securities in a voting trust or subject any Securities to any arrangement or agreement with any Person with respect to the voting of such Securities, except as expressly provided by this Agreement.

                  (e) Such Stockholder will take all action necessary to (i) permit the voting of all shares of Company Common Stock Beneficially Owned by such Stockholder in accordance with the terms of this Agreement and (ii) prevent creditors in respect of any pledge of such shares from exercising their rights under such pledge in a manner inconsistent with the terms of this Agreement.

                  (f) Such Stockholder shall not, and shall cause its controlled Affiliates and representatives not to, directly or indirectly, solicit, initiate, facilitate or encourage any inquiries or proposals from, discuss or negotiate with, or provide any non-public information to, any Person relating to any Prohibited Transaction.

                  (g) Unless required by applicable law, such Stockholder shall not, and shall cause its controlled Affiliates not to, make any press release, public announcement or other public communication with respect to the business or affairs of the Company or Parent, including this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby, without the prior written consent of the Company.

                  (h) Such Stockholder will (i) use all reasonable efforts to cooperate with the Company, Parent and Merger Sub in connection with the transactions contemplated by the Merger Agreement, (ii) promptly take such actions as are necessary or appropriate to consummate such transactions, and
(iii) provide any information reasonably requested by the Company, Parent and Merger Sub for any regulatory application or filing (including any registration statement) made or approval sought for such transactions.

                  (i) Other than the Parent Charter Amendment, such Stockholder shall not consent to, and shall cause its controlled Affiliates not to consent to, any amendment to the certificate of incorporation of Parent or any other change in the share capital structure of Parent, including the filing of any certificate of designations relating to preferred stock.

                  5. Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to the Company that:

                  (a) (i) The Subject Shares described in the recitals to this Agreement are the only shares of capital stock of Parent, securities convertible into capital stock of Parent, or other rights in respect of capital stock of Parent (collectively, "Securities") Beneficially Owned or owned of record by the Stockholder or its controlled Affiliates on the date hereof; (ii) such Stockholder has valid title to such Subject Shares, free and clear of all liens, claims, charges, options, proxies, security interests and encumbrances of any kind whatsoever (except as contemplated by this Agreement), and none of such Subject Shares is subject to any pledge or any voting trust or other agreement or arrangement (except as created by this Agreement) with respect to the voting of such Subject Shares; and (iii) neither the Stockholder nor any of its controlled Affiliates presently owns any options to purchase or rights to subscribe for or otherwise acquire any other Securities.

                  (b) The Stockholder has full right, power and authority to execute and deliver this Agreement and to perform all of such Stockholder's obligations hereunder, and such execution, delivery and performance have been duly authorized by all requisite action of the Stockholder and no other proceedings or actions are necessary therefor.

                  (c) This Agreement has been duly and validly executed and delivered by the Stockholder and represents a valid and legally binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

                  (d) The execution, delivery and performance of this Agreement by the Stockholder will not constitute a violation of, conflict with, require any consent (not yet obtained) under or result in a default (whether with notice or lapse of time or both) under (i) any of its Constituent Documents or any contract, understanding or arrangement to which the Stockholder is a party or by which the Stockholder or the Subject Shares are bound, (ii) any judgment, injunction, decree or order applicable to the Stockholder, or (iii) any applicable law, statute, rule or regulation.

                  6. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to the Stockholders that (i) the Company has full corporate right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder, (ii) such execution, delivery and performance have been duly authorized by all requisite corporate action by the Company, and no other corporate proceedings or actions are necessary therefor, (iii) this Agreement has been duly and validly executed and delivered by the Company and represents a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, and (iv) the execution, delivery and performance of this Agreement by the Company will not constitute a violation of, conflict with, require any consent (not yet obtained) under or result in a default (whether with notice or lapse of time or both) under (A) any of its Constituent Documents or any contract, understanding or arrangement to which the Company is a party or by which it is bound, (B) any judgment, injunction, decree or order applicable to the Company, or (C) any applicable law statute, rule or regulation.

                  7. Termination. This Agreement, other than the obligations set forth in Section 9, shall terminate at the earlier of the Effective Time or immediately upon termination of the Merger Agreement pursuant to its terms.

                  8. Severability. Any term, provision, covenant or restriction contained in this Agreement held by a court or other Authority of competent jurisdiction to be invalid, void or unenforceable shall be ineffective to the extent of such invalidity, voidness or unenforceability, but neither the remaining terms, provisions, covenants or restrictions contained in this Agreement nor the validity or enforceability thereof in any other jurisdiction shall be affected or impaired thereby. Any term, provision, covenant or restriction contained in this Agreement that is so found to be so broad as to be unenforceable shall be interpreted to be as broad as is enforceable.

                  9. Expenses. Each of the parties hereto shall pay all costs and expenses incurred by such person or on such person's behalf in connection with the transactions contemplated hereunder, including fees and expenses of such person's own financial consultants, investment bankers, accountants and counsel, except as otherwise provided herein or in the Merger Agreement.

                  10. Entire Agreement. This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, agreements or representations by or between the parties, written and oral, with respect to the subject matter hereof and thereof.

                  11. Successors; No Third Party Beneficiaries. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party (whether by operation of law or otherwise) without the prior written consent of the other parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

                  12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or dispatched by a nationally recognized overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (a)        if to Parent, to:

                  Instinet Group Incorporated
                  3 Times Square
                  New York, New York 10036
                  Fax:           (646) 223-9017
                  Attention:   Paul Merolla, Esq.

                  with a copy to:

                  Cleary, Gottlieb, Steen & Hamilton
                  One Liberty Plaza

                  New York, New York 10006
                  Fax:        (212) 225-3999
                  Telephone:  (212) 225-2000
                  Attention:  Yvette P. Teofan, Esq.

                  (b)      if to a Stockholder, to:

                  c/o Reuters Limited
                  Reuters Limited
                  85 Fleet Street
                  London, England
                  EC4B 4AJ
                  Fax:         011-44-207-542-5896
                  Attention:     General Counsel

                   with a copy to:

                  Reuters America Inc.
                  The Reuters Building
                  3 Times Square
                  New York, New York  10036
                  Attention:     General Counsel
                  Fax:           (646) 223-4250

                  and to:

                  Simpson Thacher & Bartlett
                  425 Lexington Avenue
                  New York, New York 10017
                  Fax:        (212) 455-2502
                  Telephone:  (212) 455-2000
                  Attention:  William Curbow, Esq.

                  (c) if to the Company, to:

                  Island Holding Company, Inc.
                  50 Broad Street
                  New York, New York 10004
                  Facsimile:  (212) 231-5945
                  Attention:  Matt Andresen

                  with a copy to:

                  Ropes & Gray
                  One International Place
                  Boston, MA 02110

                  Telephone:  (617) 951-7372
                  Facsimile:  (617) 951-7050
                  Attention:  Alfred O. Rose, Esq.

                  13. Counterparts. This Agreement may be executed in counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                  14. Specific Performance. The parties hereto agree that if for any reason the Company or any Stockholder shall have failed to perform its respective obligations under this Agreement, then the party hereto seeking to enforce this Agreement against such non-performing party shall be entitled to specific performance and injunctive and other equitable relief, and the parties hereto further agree to waive any requirement for the securing or posting of any bond and the defense of adequacy of a remedy at law in connection with the obtaining of any such injunctive or other equitable relief. This provision is without prejudice to any other rights that any party hereto may have against any other party hereto for any failure to perform its obligations under this Agreement.

                  15. Governing Law. This Agreement shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely in such State, except to the extent that the DGCL applies as a result of Parent being a Delaware corporation.

                  16. Waiver and Amendment. Any provision of this Agreement may be waived at any time by the party that is entitled to the benefits of such provision. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto,

                  17. Additional Subject Shares. Notwithstanding the provisions of Section 16, in the event that any Stockholder or any of its controlled Affiliates acquires, or acquires Beneficial Ownership over, any additional Securities, (i) such Stockholder shall promptly notify the Company in writing of such acquisition and (ii) such Securities shall, without further action of the parties, be subject to the provisions of this Agreement.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                             ISLAND HOLDING COMPANY, INC.

                                               By: /s/ Matthew Andresen
                                                ------------------------------
                                                  Name:  Mathew Andresen
                                                  Title: President

                                             REUTERS LIMITED

                                               By: /s/ Devin Wenig
                                                ------------------------------
                                                  Name:  Devin Wenig
                                                  Title: Attorney in Fact


                                             REUTERS C CORP

                                               By: /s/ Devin Wenig
                                                ------------------------------
                                                  Name:  Devin Wenig
                                                  Title: Authorized Officer

                                             REUTERS HOLDINGS SWITZERLAND SA

                                               By: /s/ Devin Wenig
                                                ------------------------------
                                                  Name:  Devin Wenig
                                                  Title: Attorney in Fact

                                             INSTINET GROUP INCORPORATED

                                               By: /s/ Mark Nienstedt
                                                ------------------------------
                                                  Name:  Mark Nienstedt
                                                  Title: Chief Executive Officer